                                                                    EXHIBIT 10.5

                             DISBURSEMENT AGREEMENT

                 This Disbursement Agreement (the "Agreement") is entered into as of this 8th day of October, 1995, by and among
(i) Leonard, Dicker & Schreiber ("LDS"), a California partnership, Kopple & Klinger, a California partnership, Stutman, Treister & Glatt, a California law corporation, and Chaleff & English, a California partnership, for itself and as successor-in-interest to Chaleff, English & Catalano (collectively, the "Lawyer Group"); (ii) The Red Calliope and Associates, Inc., a California corporation ("Red Calliope"); (iii) Neal Fohrman, in his capacity as Voting Trustee (the "Voting Trustee") pursuant to that certain Voting Trust Agreement dated as of February 13, 1992 [sic] (the "Voting Trust Agreement"); (iv) Stanley Glickman and Carol Glickman, individually, as trustees of the Glickman Family Trust (the "Glickman Trust") and as general partners of the Glickman Family Investment Partnership ("GFIP") (collectively, the "Glickmans"); (v) Crown Crafts, Inc. and CC Acquisition Corp. (collectively, "Crown Crafts"), both of which are Georgia corporations; (vi) Mitchell Silberberg & Knupp, a California partnership ("MSK"); (vii) R. Todd Nielson, in his capacity as Resolution Agent of Reorganized Property Mortgage Co., Inc. (the "Resolution Agent"); (viii) Robert Mann ("E. Fine Trustee"), in his capacity as trustee of the Elliot Fine Trust, U/D/T dated February 28, 1980, as amended August 5, 1994 ("Trust A"); (ix) the signatories hereto on behalf of Shirley Fine Trust B ("Trust B"); (x) Ross, Sacks & Glazier, a California partnership ("Ross"); and (xi) Robert C. Kopple, Esq., individually, and Robert C. Kopple, a Professional Corporation (collectively, "Kopple"). The signatories hereto on behalf of Trust B are, in said capacities, sometimes hereinafter collectively referred to as the "Trust B Parties". MSK, the Lawyer Group, the Resolution Agent, the E. Fine Trustee, the Trust B Parties and Ross are hereinafter sometimes collectively referred to as the "Secured Parties".

                 WHEREAS, MSK claims a security interest (the "MSK Security Interest"), directly or indirectly, in 585 shares of common stock (the "Securities"), issued by Red Calliope, the certificate for which is held by the Voting Trustee pursuant to the Voting Trust Agreement, as collateral for the performance of certain obligations of one or more of the Glickmans (said obligations, together with other secured obligations of the Glickmans to the other Secured Parties, are hereinafter referred to as the "Obligations"), pursuant to a Security Agreement dated February 6, 1991 (the "MSK Security Agreement"), which MSK Security Interest secures Obligations in the sum of $750,000; and

                 WHEREAS, the Lawyer Group claims a security interest (the "First Security Interest"), directly or indirectly, in the Securities as collateral for the performance of certain of the Obligations, pursuant to a Pledge Agreement dated November 1, 1993 (the "First Security Agreement"), which First Security Interest secures Obligations in the sum of $750,000; and


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                 WHEREAS, Chaleff & English claims an additional
security interest (the "Second Security Interest"), directly or indirectly, in the Securities, as further collateral for the performance of certain of the Obligations, pursuant to a Security Agreement dated September 13, 1995 (the "Second Security Agreement"), which Second Security Interest secures Obligations in the sum of $350,000; and

                 WHEREAS, one of the Trust B Parties is the Trustee of Trust B and, in said capacity, is authorized to act as trustee of Trust B and, on behalf of Trust B, claims a security interest (the "Trust B Security Interest"), directly or indirectly, in the Securities, as collateral for the performance of certain of the Obligations, pursuant to a Pledge Agreement dated December 17, 1993 (the "Trust B Security Agreement"), which Trust B Security Interest secures Obligations in the sum of $250,000 plus interest thereon; and

                 WHEREAS, the E. Fine Trustee, in his capacity as such, claims a security interest (the "Fine Security Interest"), directly or indirectly, in the Securities, as collateral for the performance of certain of the Obligations, pursuant to a Security Agreement dated February 14, 1991 (the "Fine Security Agreement"), which Fine Security Interest secures Obligations in the sum of $360,000; and

                 WHEREAS, Elliot R. Fine ("Fine") assigned to the
Resolution Agent a $200,000 interest in and to the $360,000
Obligation secured by the Fine Security Interest and in said Fine
Security Interest; and

                 WHEREAS, by a written "General Assignment of Personal Property", dated August 5, 1994, Fine transferred all of his remaining interest in said Obligation and said Fine Security
Interest to Trust A; and

                 WHEREAS, the Internal Revenue Service (the "IRS") and the California Franchise Tax Board (the "FTB") assert liens for federal and state taxes against the Securities, directly or indirectly, pursuant to various notices of lien (the "Tax
Liens"), which Tax Liens are in the sums of $1,934,623 and $693,434, respectively; and

                 WHEREAS, the Secured Parties, the IRS and the FTB claim such security interests and liens in, to or against, without limitation, the Securities, any evidence of any beneficial ownership in the Securities, any voting trust certificate issued pursuant to the Voting Trust Agreement, and any promissory notes and security agreements of GFIP
(collectively, the "Collateral");

                 WHEREAS, Crown Crafts and Red Calliope are parties to a proposed merger (the "Merger") pursuant to which, inter alia, the Securities will be surrendered in exchange for cash, upon terms and conditions specified in a written merger agreement of even date herewith (the "Merger Agreement"),


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                 NOW, THEREFORE, the parties hereto agree as
follows:

                 1.       Undefined capitalized terms used herein
shall have the meanings set forth in the Merger Agreement.

                 2. This Agreement shall be void and of no effect if the Merger Agreement is terminated, or if the Merger contemplated by the Merger Agreement shall fail to close on or before the Closing Date, including, without limitation, if the Resolution Agent shall fail to obtain approval by the Bankruptcy Court of this Agreement.

                 3.       The Glickmans acknowledge and agree
that, as of the date hereof, they are indebted to the parties listed on Schedule "3" hereto (the "Consensual Lienors") in the respective amounts set forth therein; that such indebtedness is now due and owing; and that the Consensual Lienors have valid and subsisting security interests or other liens in, to or against the Collateral in the respective amounts and in the respective priorities set forth in said Schedule "3" (the "Consensual Liens"). As of October 31, 1995, the Glickmans anticipate that the total of the Consensual Liens will be approximately $4,672,000, not including any additional liens of which the IRS or the FTB may hereafter give notice. Subject to adjustment as provided in the Merger Agreement and assuming (i) that there is no Merger Litigation or Title Litigation, (ii) that Red Calliope timely filed an election on Form 2553 with the IRS to be treated as an S corporation effective for its taxable year beginning on July 1, 1992 and (iii) that all Tax Reserves and Environmental Reserves are paid to the Shareholders, then, of the cash proceeds of the Merger distributable with respect to the Securities (the "Glickman Proceeds"), the portion remaining after satisfaction of the Consensual Liens and exclusive of any new liens in favor of the IRS or the FTB is expected to be approximately $1,200,000 (as adjusted pursuant to the Merger Agreement, the "Glickman Equity").

                          3.1 The Glickmans and the Secured Parties agree that all of the Obligations are valid and are due and owing by the Glickmans to the respective Consensual Lienors, that each of the Consensual Liens is a valid and subsisting security interest or other lien in, to or against the Collateral in the respective amounts and in the respective priorities set forth in said Schedule "3", and that each of the Secured Parties' security interests is duly perfected; PROVIDED, HOWEVER, that the Resolution Agent does not take any position with respect to the Obligations to Chaleff & English relating to the Second Security Agreement or to Ross, or to the validity, priority or perfection of the Second Security Interest or the Consensual Lien of Ross, or to the right of Chaleff & English or Ross to receive any of the Glickman Proceeds on account or in satisfaction of said Second Security Interest or Consensual Lien of Ross, and expressly reserves all rights, claims and remedies with respect thereto.





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                          3.2     Crown Crafts and Red Calliope make no
         representation, warranty or covenant as to what a court would hold as to the validity, perfection or priority of any of the Consensual Liens or the rights of the Secured Parties with respect thereto or as to the proceeds thereof.

                 4.       Crown Crafts, Red Calliope and the
Voting Trustee, in said capacity only (hereinafter, collectively, the "Distributors"), jointly and severally agree that at and concurrently with the Closing (or at such later times as may be expressly provided by the Merger Agreement), they shall cause the Glickman Proceeds to be distributed, to the extent available, in the order and in the manner hereinafter set forth.

                          4.1  First, to MSK, the sum of $182,228.78.
         In connection therewith:

                               4.1.1   The Glickmans and MSK agree
                 that such distribution is in full satisfaction and discharge of any and all Obligations of the Glickmans to MSK and shall discharge the MSK Security Interest in its entirety; and that simultaneously with such distribution, the Glickmans and MSK shall execute and deliver limited releases of one another in the form of Exhibit "4.1.1" hereto. All Secured Parties other than MSK expressly waive any claims which any of them may have against the Distributors or MSK by reason of such distributions to MSK.

                               4.1.2   The Glickmans and the
                 Secured Parties agree that upon distribution of the Glickman Proceeds as provided in this paragraph 4, MSK shall deliver the Voting Trust Certificate to the Voting Trustee, for surrender to Crown Crafts pursuant to the Merger Agreement, and that upon such surrender, all of the Obligations other than the Obligations to MSK (which shall be discharged as provided in paragraph 4.1.1, above) shall remain outstanding and all Consensual Liens in the Collateral (but not in the proceeds of the Collateral) shall be released and such Consensual Liens (other than the MSK Security Interest in the Securities) shall continue in and attach to the Glickman Proceeds in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger regardless of whether the Glickman Proceeds are distributed outright, held in trust, or deposited in the Interpleader Action (as defined in paragraph 4.3.1, below) as provided in this paragraph 4.

                               4.1.3   Effective only upon the
                 distribution to MSK as provided in this paragraph 4.1, and except with respect to the obligations created by or arising out of this Agreement, each of MSK, for itself and its heirs, successors, partners and assigns, and each of them,


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                 on the one hand, and the Distributors, and their
                 respective heirs, successors, partners and assigns, and each of them, on the other hand, hereby releases, absolves, remises and forever discharges the other, and each of them, from any and all actions and causes of action, claims, suits, demands, debts, obligations, liabilities, damages, dues, accounts, bonds, covenants, contracts, agreements, judgments, costs and expenses whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity of every kind and nature whatsoever, which any of them ever had, now has, or may or could hereafter have against the other, or any of them, by reason of any fact, matter, cause, act or omission whatever, existing at any time prior to or through the date of this Agreement. Each of MSK and the Distributors acknowledges that he is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

                                  "A general release does not extend
                          to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                 Each of MSK and the Distributors specifically waives the benefits of Section 1542 of the Civil Code of the State of California and any similar provision of the State of Georgia to the fullest extent permitted by law. Nothing contained in this Agreement shall constitute or be deemed to constitute a release of any of the Glickmans by MSK.

                          4.2  Second, to the IRS, the sum of
         $1,934,623 plus applicable interest and penalties, if any, and to the FTB, the sum of $693,434 plus applicable interest and penalties, if any. Those Secured Parties other than MSK whose security interests are or may be senior to the Tax Liens, by not objecting to or seeking to enjoin said distributions, are not waiving any right, claim or interest they may have with respect to the Glickman Proceeds distributed to the IRS or the FTB, and expressly reserve all such rights, claims or interests. All Secured Parties expressly waive any claims which any of them may have against the Distributors or MSK by reason of such distributions to the IRS and the FTB.

                          4.3  Third, the sum of $250,000 plus
         interest thereon ($279,837.90 as of October 31, 1995), in respect of all Obligations of the Glickmans to Trust B which are secured by the Trust B Security Interest, shall be delivered to LDS, for deposit into a segregated, interest-bearing deposit account in a financial institution chosen by LDS, in the name of LDS, in trust for the benefit of Trust B.


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                                4.3.1    If no Claims are asserted by any Third
                 Parties prior to the Closing ("Third Party Claims"), with respect to the validity or priority of said Obligation or the Trust B Security Interest, and if the total of all Third Party Claims is less than the sum of the Glickman Equity plus all Consensual Liens other than the MSK Security Interest and the Tax Liens, LDS is hereby authorized and instructed to withdraw said portion of the Glickman Proceeds and to deliver said portion of the Glickman Proceeds to the trustee of Trust B until either (A) all of such portion of the Glickman Proceeds has been delivered; or (B) the total of the Third Party Claims is equal to the sum of the undelivered portion of such Glickman Proceeds plus the other Consensual Liens (other than the MSK Security Interest and the Tax Liens) plus the Glickman Equity, whichever shall first occur. Otherwise, all the parties hereto agree that LDS, in its sole discretion, subject to any Court order, may either interplead said funds in the Interpleader Action (as defined below in this paragraph
                 4.3.1); or hold said funds, plus all interest earned thereon, in trust in said deposit account, for the benefit of Trust B, pending a final determination by the Court (as defined below in this paragraph 4.3.1) or another court of competent jurisdiction, which determination is not subject to further appeal (a "Final Determination"), with respect to said portion of the Glickman Proceeds and the rights of Trust B and any Third Parties therein. All the parties hereto agree that they will not make any demands on said portion of the Glickman Proceeds other than in the Interpleader Action or a Declaratory Relief Action (as defined in paragraph 4.5.2.1.2, below). Upon such Final Determination, and unless LDS has interpled said portion of the Glickman Proceeds, LDS shall distribute said portion of the Glickman Proceeds as provided by such Final Determination. As used in this Agreement, the "Interpleader Action" shall mean an action in interpleader commenced by any of the Distributors or any of the Lawyer Group, which shall be commenced, if at all, only in the Superior Court for the State of California for the County of Los Angeles, Central District (the "Court"), and which shall be brought, if at all, pursuant to California Code of Civil Procedure section 386; PROVIDED, HOWEVER, that in the event of any conflict between the provisions of this paragraph 4.3.1 and any applicable statute, rule or law pertaining to Claims asserted by the IRS or the FTB in addition to the existing Tax Liens, such applicable statutes, rules or laws shall control, and the term "Interpleader Action" shall be deemed to include any suit, action or proceeding commenced pursuant to such applicable statutes, rules or laws.

                               4.3.2 The Glickmans and Secured Parties agree that, unless and until said portion of the Glickman Proceeds is paid to Trust B, the Obligations to Trust B remain outstanding. The Glickmans and the


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

                 Secured Parties agree that all of the Glickman Proceeds constitute cash proceeds of the Collateral and that upon the Merger, the Trust B Security Interest in the Collateral (but not in the proceeds of the Collateral) shall be released and such security interest shall continue in and attach to the Glickman Proceeds, including without limitation the sums distributed pursuant to this paragraph 4.3, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger regardless of whether the Glickman Proceeds are distributed outright, held in trust, or deposited in the Interpleader Action as provided in this paragraph 4. The Glickmans agree to execute any documents reasonably necessary to maintain the continuous perfection of the Trust B Security Interest.

                          4.4  Fourth, the sum of $360,000, in
         respect of all Obligations of the Glickmans which are secured by the Fine Security Interest, shall be paid to the E. Fine Trustee, for the benefit of Trust A, and the Resolution Agent, as tenants in common, with Trust A having a four-ninths undivided interest therein, and the Resolution Agent having a five-ninths undivided interest therein.

                               4.4.1   The Glickmans, the E. Fine
                 Trustee and the Resolution Agent agree that such distribution is in full satisfaction and discharge of any Obligations of the Glickmans to Fine or Trust A to the extent such Obligations were secured by the Fine Security Interest and shall discharge the Fine Security Interest in its entirety. The Lawyer Group, Ross and the Trust B Parties expressly waive any claims which any of them may have against the Distributors, the E. Fine Trustee, Trust A or the Resolution Agent by reason of such distributions to the E. Fine Trustee, for the benefit of Trust A, and the Resolution Agent.

                               4.4.2   The Glickmans and the
                 Secured Parties agree that, unless and until said portion of the Glickman Proceeds is paid to the Resolution Agent and the E. Fine Trustee, said Obligations to Trust A, the E. Fine Trustee and, as assignee of Fine, the Resolution Agent, remain outstanding. The parties agree that all of the Glickman Proceeds constitute cash proceeds of the Collateral and that upon the Merger, the Fine Security Interest in the Collateral (but not in the proceeds of the Collateral) shall be released and such security interest shall continue in and attach to the Glickman Proceeds, including without limitation the sums distributed pursuant to this paragraph 4.4, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger regardless of whether the Glickman Proceeds are distributed outright, held in trust, or deposited in the Interpleader Action as provided in this paragraph 4. The Glickmans agree to execute any documents


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                 reasonably necessary to maintain the continuous
                 perfection of the Fine Security Interest.

                               4.4.3   Effective only upon the
                 distribution as provided in this paragraph 4.4, and except with respect to the obligations created by or arising out of this Agreement or the Merger Agreement or any agreements executed in connection therewith, the Resolution Agent, for himself and his heirs, successors, and assigns, and each of them, on the one hand, and the Distributors, and their respective heirs, successors and assigns, and each of them, on the other hand, hereby releases, absolves, remises and forever discharges the other, and each of them, from any and all actions and causes of action, claims, suits, demands, debts, obligations, liabilities, damages, dues, accounts, bonds, covenants, contracts, agreements, judgments, costs and expenses whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity of every kind and nature whatsoever, which any of them ever had, now has, or may or could hereafter have against the other, or any of them, by reason of any fact, matter, cause, act or omission whatever, existing at any time prior to or through the date of this Agreement. Each of the Resolution Agent and the Distributors acknowledges that he is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

                                  "A general release does not extend
                          to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                 Each of the Resolution Agent and the Distributors specifically waives the benefits of Section 1542 of the Civil Code of the State of California and any similar provision of the laws of the State of Georgia to the fullest extent permitted by law.

                               4.4.4   Effective only upon the
                 distribution as provided in this paragraph 4.4, and except with respect to the obligations created by or arising out of this Agreement or the Merger Agreement or any agreements executed in connection therewith, each of the E. Fine Trustee, for himself (in said capacity only), Trust A and their respective successors and assigns, and each of them, in their capacities as such, on the one hand, and the Distributors, and their respective heirs, successors and assigns, and each of them, on the other hand, hereby releases, absolves, remises and forever discharges the other, and each of them, from any and all actions and causes of action, claims, suits, demands,


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

                 debts, obligations, liabilities, damages, dues, accounts, bonds, covenants, contracts, agreements, judgments, costs and expenses whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity of every kind and nature whatsoever, which any of them ever had, now has, or may or could hereafter have against the other, or any of them, by reason of any fact, matter, cause, act or omission whatever, existing at any time prior to or through the date of this Agreement. Each of the
                 E. Fine Trustee and the Distributors acknowledges that he is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

                                  "A general release does not extend
                          to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                 Each of the E. Fine Trustee and the Distributors specifically waives the benefits of Section 1542 of the Civil Code of the State of California and any similar provision of the laws of the State of Georgia to the fullest extent permitted by law.

                          4.5 Fifth, to the Lawyer Group, the sum of $750,000, to be divided among the Lawyer Group as they shall direct, by written notice to Crown Crafts not less than five business days prior to the Closing. Said sum shall be distributed as hereinafter set forth in this paragraph 4.5. The Glickmans and the Secured Parties agree that all of the Glickman Proceeds constitute cash proceeds of the Collateral and that upon the Merger, the First Security Interest in the Collateral (but not in the proceeds of the Collateral) shall be released and such security interest shall continue in and attach to the Glickman Proceeds, including without limitation the sums distributed pursuant to this paragraph 4.5, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger regardless of whether the Glickman Proceeds are distributed outright, held in trust, or deposited in the Interpleader Action as provided in this paragraph 4. The Glickmans agree to execute any documents reasonably necessary to maintain the continuous perfection of the First Security Interest. As used in this Agreement, "Adjusted Third Party Claims" shall mean the sum of all Third Party Claims, less the amount of any Third Party Claims as to which the Third Parties asserting such Claims acknowledge, in writing, that their right to the Glickman Proceeds is junior to all Consensual Liens other than the Second Security Interest and the Consensual Lien of Ross. If the Adjusted Third Party Claims exceed the Glickman Equity by more than $450,000, then, if any of the Distributors commences any Interpleader Action, the Distributor commencing such


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

         Interpleader Action shall, concurrently therewith and to the extent known to such Distributor, give written notice to the Lawyer Group of the total amount of the Adjusted Third Party Claims and the identity of each person or entity asserting such a claim, and, if ascertainable, whether the Lawyer Group's entitlement to the portion of the Glickman Proceeds allocable to the First Security Interest is contested (the "Contested Distributions").
         In making such determination, the Distributor shall assume that there will be no change in the priority of the Consensual Liens as set forth on Schedule "3".

                               4.5.1   Any distributions to the
                 Lawyer Group which are not Contested
                 Distributions as defined in paragraph 4.5, above (the "Uncontested Distributions") shall not be subject to any restrictions or limitations, and may be used, applied, spent or transferred by the Lawyer Group in their sole discretion. Such Uncontested Distributions shall discharge the Obligations to the Lawyer Group pro tanto; PROVIDED, HOWEVER, that the Glickmans and the Secured Parties agree that, in the event that, after the Closing, any member of the Lawyer Group (hereinafter, a "Law Firm") is required to disgorge any Uncontested Distributions, the Obligations to said Law Firm shall be revived pro tanto, and the Lawyer Group shall retain their First Security Interest in all Glickman Proceeds (other than those distributed to Consensual Lienors senior to the Lawyer Group) as security for the Obligations to the Lawyer Group against any Claim by any Third Party that any of the Lawyer Group is required to disgorge any Uncontested Distributions.

                               4.5.2   As to Contested
                 Distributions, the Lawyer Group may elect among any one or more of the following as to all or any portion of the Contested Distributions. The Glickmans authorize and direct each Law Firm to pay or distribute any such Contested Distributions as any court of competent jurisdiction may direct upon a Final Determination, and to move Contested Distributions among or between any one or more of the following to the extent permitted by this Agreement, as that Law Firm may determine in its sole discretion:

                                  4.5.2.1  Delivery directly to
                          one or more of the Lawyer Group (in each case, the "Recipient"), as payment and in discharge, pro tanto, of the Obligations to such Recipient. The parties hereto agree that the Recipient receiving any such distributions (the "Direct Distributions") shall own such Direct Distributions free and clear of any claim by any other party to this Agreement, other than, if applicable, another of the Lawyer Group. The Glickmans and the Secured Parties agree that, in the event that, after the Closing, any of the Lawyer Group is required to disgorge any Contested or Uncontested Distributions, the


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

                          Obligations to said Law Firm shall
                          be revived pro tanto; and the Lawyer
                          Group shall retain their First Security
                          Interest in all Glickman Proceeds (other than those distributed to Consensual Lienors senior to the Lawyer Group) as security for the Obligations to the Lawyer Group against any Claim by any Third Party that any of the Lawyer Group is required to disgorge any Contested or Uncontested Distributions, including any Direct Distributions. As an accommodation to Crown Crafts, and without admitting any obligation to limit its use of the Direct
                          Distributions, each Recipient further
                          agrees as follows with respect to such
                          Direct Distributions made to such
                          Recipient:

                                       4.5.2.1.1   The Direct
                               Distributions distributed to the
                               Recipient shall be deposited in a
                               bank, savings and loan association,
                               brokerage house or other financial
                               institution of Recipient's choice
                               ("Depositary Institution"), in a
                               segregated, interest-bearing
                               deposit account ("Deposit
                               Account"), payable upon the
                               Recipient's written demand.
                               Recipient may withdraw up to 45% of
                               the principal amount so deposited,
                               by checks payable to the IRS or
                               FTB, to pay bona fide taxes or
                               estimated taxes due on or
                               attributable to the Direct
                               Distributions.

                                       4.5.2.1.2   Each Recipient
                               electing to receive Direct
                               Distributions shall intervene in
                               any pending Interpleader Action,
                               or, if there is none, shall
                               commence its own action for
                               declaratory relief in the Court, to
                               establish its right, title and
                               interest in and to the Direct
                               Distributions to such Recipient
                               (the "Declaratory Relief Action"),
                               naming as defendants in such action
                               any Third Party identified by Crown
                               Crafts or Red Calliope as having
                               actually asserted or indicated an
                               intention to assert any Adjusted
                               Third Party Claims.

                                       4.5.2.1.3   Pending a Final
                               Determination in the Interpleader
                               Action or the Declaratory Relief
                               Action, as the case may be, by
                               final judgment, settlement or
                               otherwise, no Recipient shall
                               remove any of the funds from its
                               Deposit Account except upon order
                               of the Court; PROVIDED, HOWEVER,
                               that any Recipient may at any time
                               remove funds from its Deposit
                               Account (A) to the extent permitted
                               by paragraph 4.5.2.1.1, above; (B)
                               to deposit such funds in trust
                               pursuant to the provisions of
                               paragraph 4.5.2.2 below, in which
                               event the First Security Interest
                               in
                               the Glickman Proceeds shall
                               continue in and attach to any funds
                               so deposited; or (C) to interplead
                               such Direct Distributions pursuant
                               to the provisions of paragraph
                               4.5.2.3, below, in which event the
                               First Security Interest in the
                               Glickman Proceeds shall continue in
                               and attach to any funds so
                               interpled.

                                  4.5.2.2  Delivery of all or any
                          part of the Contested Distributions to a Depositary Institution of such Law Firm's choice, for deposit into a segregated, interest-bearing trust account maintained by such Law Firm ("Trust Account"), in trust for the benefit of the Glickmans subject to the First Security Interest attaching to such deposit. The Glickmans and the Secured Parties agree that the Obligations to such Law Firm continue and are not discharged or released by the Merger or such deposit, and that the First Security Interest, and such Law Firm's interest therein, continues in and attaches to the Glickman Proceeds, including without limitation the Glickman Proceeds in such Trust Account (the "Proceeds Held in Trust"). Such Law Firm shall thereupon intervene in any pending Interpleader Action or shall commence a Declaratory Relief Action, as provided in paragraph 4.5.2.1.2, above. Pending a Final Determination, by final judgment, settlement or otherwise, in such Interpleader Action or Declaratory Relief Action, as the case may be, as to the rights of such Law Firm, the Law Firm shall not remove or allow to be removed any Proceeds Held in Trust from such Trust Account except upon order of the Court; PROVIDED, HOWEVER, that such Law Firm may at any time remove Proceeds Held in Trust from such Trust Account for the purpose of (A) transferring such Proceeds Held in Trust to a Deposit Account to become Direct Distributions subject to the provisions of paragraph 4.5.2.1, above; or (B) interpleading such Proceeds Held in Trust pursuant to the provisions of paragraph 4.5.2.3, below. The First Security Interest in the Glickman Proceeds shall continue in and attach to any funds so deposited or interpled.

                                  4.5.2.3  Interplead some or all
                          of the Contested Distributions in the
                          Interpleader Action, subject to the
                          First Security Interest.  Nothing
                          contained herein shall require a Secured
                          Party which has elected to interplead
                          Contested Distributions to disclaim any
                          interest in such Contested
                          Distributions, or to waive any security
                          interest which attaches to such
                          Contested Distributions.  The Glickmans
                          and the Secured Parties agree that such
                          interpleaded funds constitute cash
                          proceeds of the Collateral
                          and that upon the Merger and the
                          interpleading of such funds, the First
                          Security Interest in the Collateral (but not in the proceeds of the Collateral) shall be released and such security interest shall continue in and attach to the Glickman Proceeds, including without limitation the sums interpled pursuant to this paragraph 4.5.2.3, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger regardless of whether the Glickman Proceeds are distributed outright, held in trust, or deposited in the Interpleader Action as provided in this paragraph 4. As to any Contested Distributions interpleaded by or at the request of any Law Firm, such Law Firm shall be exonerated from any and all liability to any other party hereto to the extent of the Contested Distributions so interpled.


                          4.6  Sixth, in respect of the $350,000
         Obligation to Chaleff & English.

                               4.6.1   If no Third Party asserts a
                 Claim with respect to the validity or priority of said Obligation or the Second Security Interest, and if the total of all Third Party Claims is less than the sum of the Second Security Interest, plus the Consensual Liens junior to the Second Security Interest, plus the Glickman Equity, then Glickman Proceeds shall be distributed to Chaleff & English in satisfaction of the Obligations secured by the Second Security Interest until (A) the sum of $350,000 has been distributed; or (B) the total of the Third Party Claims is equal to the sum of the unsatisfied portion of the Second Security Interest plus the Consensual Liens junior to the Second Security Interest plus the Glickman Equity, whichever shall first occur; PROVIDED, HOWEVER, that Crown Crafts shall interplead pursuant to paragraph 4.5.2.3, above, any amount otherwise distributable to Chaleff & English pursuant to this paragraph 4.6.1 if and to the extent a Third Party asserts any Claim with respect thereto. As to all Glickman Proceeds received by Chaleff & English pursuant to this paragraph 4.6.1, the Glickmans and Chaleff & English agree that such distribution is in satisfaction of and discharges pro tanto the Obligations of the Glickmans to Chaleff & English which are secured by the Second Security Interest; PROVIDED, HOWEVER, that the Glickmans and the Secured Parties agree that, in the event that, after the Closing, Chaleff & English is required to disgorge any Glickman Proceeds distributed to it, the Obligations to Chaleff & English shall be revived pro tanto, and Chaleff & English shall retain the Second Security Interest in all Glickman Proceeds (other than those distributed to Consensual Lienors senior to Chaleff & English), if and to the extent valid, as security for the

                 Obligations to Chaleff & English against any
                 Claim by any Third Party that Chaleff & English is required to disgorge any Glickman Proceeds.

                               4.6.2   The parties hereto
                 acknowledge that one or more of the Glickmans may hereafter become obligated to Chaleff & English in additional amounts, and that Chaleff & English claim that the Second Security Interest secures all such obligations in addition to the Obligations already owing; and that upon the Merger, the Second Security Interest in the Collateral (but not the proceeds of the Collateral) shall be released and such security interest, if and to the extent valid, shall continue in and attach to the Glickman Proceeds, including without limitation the sums distributed pursuant to this paragraph 4.6, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger. The Glickmans agree to execute any documents reasonably necessary to maintain the continuous perfection of the Second Security Interest. Nothing contained herein shall limit the right of the Resolution Agent to contest the validity or priority of the Second Security Interest, except that the Resolution Agent expressly waives the right to contend that the Merger or any of the other transactions contemplated hereby affect the validity, priority or perfection of the Second Security Interest, or that, if such Second Security Interest was valid and subsisting as to the Collateral immediately prior to the Merger, it is not valid and subsisting as to the Glickman Proceeds.

                          4.7  Seventh, in respect of the $100,000
         Obligation to Ross.

                               4.7.1   If no Third Party asserts a
                 Claim with respect to the validity or priority of said Obligation or the Consensual Lien of Ross (the "Ross Security Interest"), and if the total of all Third Party Claims is less than the sum of the Ross Security Interest, plus the Consensual Liens junior to the Ross Security Interest, plus the Glickman Equity, then Glickman Proceeds shall be distributed to Ross in satisfaction of the Obligations secured by the Ross Security Interest until (A) the sum of $100,000 has been distributed; or (B) the total of the Third Party Claims is equal to the sum of the unsatisfied portion of the Ross Security Interest plus the Consensual Liens junior to the Ross Security Interest plus the Glickman Equity, whichever shall first occur; PROVIDED, HOWEVER, that Crown Crafts shall interplead pursuant to paragraph 4.5.2.3, above, any amount otherwise distributable to Ross hereunder if and to the extent a Third Party asserts any Claim with respect thereto. As to all Glickman Proceeds received by Ross pursuant to this paragraph 4.7.1, the Glickmans and Ross agree that such distribution is in satisfaction of and discharges pro tanto the Obligations of the Glickmans to Ross which are secured by the Ross Security Interest; PROVIDED, HOWEVER, that the Glickmans and the Secured Parties agree that, in the event that, after the Closing, Ross is required to disgorge any Glickman Proceeds distributed to it, the Obligations to Ross shall be revived pro tanto, and Ross shall retain the Ross Security Interest in all Glickman Proceeds (other than those distributed to other Consensual Lienors), if and to the extent valid, as security for the Obligations to Ross against any Claim by any Third Party that Ross is required to disgorge any Glickman Proceeds.

                                  4.7.2    The parties hereto
                          acknowledge that one or more of the
                          Glickmans may hereafter become obligated to Ross in additional amounts, and that Ross claims that the Ross Security Interest secures all such obligations in addition to the Obligations already owing; and that upon the Merger, the Ross Security Interest in the Collateral (but not the proceeds of the Collateral) shall be released and such security interest, if and to the extent valid, shall continue in and attach to the Glickman Proceeds, including without limitation the sums distributed pursuant to this paragraph 4.7, in the same order of priority and perfection as existed in the Collateral immediately prior to the Merger. The Glickmans agree to execute any documents reasonably necessary to maintain the continuous perfection of the Ross Security Interest. Nothing contained herein shall limit the right of the Resolution Agent to contest the validity or priority of the Ross Security Interest, except that the Resolution Agent expressly waives the right to contend that the Merger or any of the other transactions contemplated hereby affect the validity, priority or perfection of the Ross Security Interest, or that, if such Ross Security Interest was valid and subsisting as to the Collateral immediately prior to the Merger, it is not valid and subsisting as to the Glickman Proceeds.

                          4.8  Lastly, if there are no Third Party
         Claims asserted prior to the Closing, the Glickman Equity shall be distributed to the Glickmans as they may direct in writing not less than five business days prior to the Closing. If there are any Third Party Claims asserted prior to the Closing, then Crown Crafts shall interplead the Glickman Proceeds in the Interpleader Action in an amount equal to the lesser of: (i) the Third Party Claims; or (ii) the sum of the Glickman Equity plus $450,000.

                 5. Each of the Lawyer Group, MSK and Ross respectively agrees, severally but not jointly, to indemnify and hold harmless the Distributors from and against any suit, action or proceeding, or any damage or loss resulting therefrom (including without limitation from and against actual costs and reasonable attorneys' fees incurred in connection with the defense of such suit, action or proceeding), solely with respect to the Glickman Proceeds distributed to MSK, Ross or such Law Firm, as the case may be, brought against any of the Distributors by any Third Party, asserting that a payment, in the case of MSK or Ross or, as to the Lawyer Group, a Direct Distribution to such Law Firm, or the delivery of Proceeds Held in Trust to such Law Firm, was wrongful or otherwise not permitted by reason of such Third Party's Claim; PROVIDED, HOWEVER, that (i) such indemnification shall be limited to $182,228.78 plus simple interest at seven percent (7%) per annum ("Interest") in the case of MSK, or, as to Ross, to the amount of any payment made to Ross, plus Interest, or, as to any Law Firm, to the amount of any Direct Distributions received by such Law Firm, plus any Proceeds Held in Trust delivered to such Law Firm, less any such Direct Distributions or Proceeds Held in Trust remitted by such Law Firm to Crown Crafts or to any Third Party upon a Final Determination of the Court or upon a good-faith settlement of any claim in the Interpleader Action or the Declaratory Relief Action, or interpleaded by such Law Firm in the Interpleader Action, plus Interest; (ii) such Law Firm shall be entitled to conduct the defense of the Distributors in connection with any such suit, action or proceeding, as to claims relating to distributions to or for the benefit of such Law Firm, and may conduct such defense, including without limitation, in the Interpleader Action or the Declaratory Relief Action, at its own expense, by itself or by other counsel selected in its reasonable discretion and approved by Crown Crafts, which approval shall not unreasonably be withheld or delayed; and (iii) the Distributors shall not settle any such suit, action or proceeding without the written consent of any Law Firm affected thereby, which consent shall not unreasonably be withheld or delayed. If a Law Firm elects to interplead all Glickman Proceeds distributable to it pursuant to paragraph 4.5.2.3, above, then it shall be exonerated and discharged from any obligations pursuant to this paragraph 5, except as to attorneys' fees and costs incurred by any Distributor in the defense of any suit, action or proceeding relating to or arising from any Direct Distributions to that Law Firm, which attorneys' fees or costs were incurred prior to interpleading such Direct Distributions.

                 6. Carol Glickman, for herself and not in any other capacity, agrees to indemnify and hold harmless the Distributors from and against any suit, action or proceeding or any damage or loss resulting therefrom, including without limitation from and against actual costs and reasonable attorneys' fees incurred in connection with the defense of such suit, action or proceeding, brought against Crown Crafts by any Third Party, asserting that a Direct Distribution to one or more of the Lawyer Group was wrongful or otherwise not permitted by reason of such Third Party's Claim. Such indemnification shall be subject to the following terms and conditions:

                          6.1  The foregoing indemnification shall
         be without recourse except as to amounts in excess of $750 per month payable by Red Calliope to Carol Glickman pursuant to that certain Consulting Agreement between Red

         Calliope and Carol Glickman to be executed at Closing substantially in the form of Exhibit A to the Merger
         Agreement (the "Consulting Agreement").

                          6.2  The foregoing indemnification shall
         be solely with respect to the portion of any Direct Distributions which are withdrawn by the Recipient from the Deposit Account as provided in paragraph 4.5.2.1.1, above, and shall be reduced to the extent such Direct Distributions are (i) returned to the Deposit Account, with interest thereon at the rates earned in the Deposit Account; (ii) returned or paid to Crown Crafts or interpleaded in the Interpleader Action; or (iii) paid to a Third Party on account of a Claim, either pursuant to a Final Determination of the Court or pursuant to a good faith settlement.

                          6.3  Carol Glickman shall have no
         obligation pursuant to said indemnity unless and until the Law Firm whose Direct Distributions gave rise to such indemnity obligation shall have failed to reimburse Crown Crafts or Red Calliope for an out-of-pocket loss of Crown Crafts or Red Calliope, as the case may be, after fifteen days' written notice to such Law Firm and to Carol Glickman; and Crown Crafts or Red Calliope, as the case may be, shall have given fifteen days' written notice to Carol Glickman of such failure to reimburse Crown Crafts, and neither such Law Firm nor Carol Glickman shall have cured such failure.

                          6.4  To secure Carol Glickman's
         performance hereunder, Carol Glickman hereby grants the Distributors a first security interest in the amounts in excess of $750 per month payable to her pursuant to the Consulting Agreement (the "Secured Portion"). In connection therewith, Carol Glickman further agrees as follows:

                               6.4.1   Carol Glickman shall
                 execute such documents as the Distributors may reasonably require to perfect their security interest in the Secured Portion.

                               6.4.2   In the event there are
                 Third Party Claims asserting that the Direct
                 Distributions were wrongful as to such Third
                 Party, Red Calliope is hereby directed and authorized to withhold payment of the Secured Portion to Carol Glickman, and to deposit such payments into an interest bearing deposit account in the names of Carol Glickman and Crown Crafts, until the amount in said deposit account equals the lesser of (A) such Third Party Claims or (B) the total of all Direct Distributions which were withdrawn by the Recipients from Deposit Accounts, with interest thereon.

                               6.4.3   Crown Crafts and Red
                 Calliope agree to release their interest in said withheld payments and in the deposit account into which they were placed, and to release their security interest in the Secured Portion and any proceeds thereof, and to execute all documents reasonably required to effect such releases, upon the first
                 to occur of:   (A) the resolution of all
                 Declaratory Relief Actions, and the return, to Crown Crafts or any Third Parties entitled thereto, of any Direct Distributions determined to have been wrongfully paid, if any; (B) the exhaustion of all indemnification obligations of all of the Lawyer Group pursuant to paragraph 5, above; or (C) the reduction of the amount of such indemnification to zero pursuant to paragraph 6.2, above.

                 7. Except with respect to the obligations created by or arising out of this Agreement, the Lawyer Group, MSK, the Resolution Agent, the E. Fine Trustee (in his capacity as such), each of the Trust B Parties (but only to the extent such Trust B Party is a trustee of Trust B, and only in his capacity as such) and Ross (collectively, the "Covenanting Parties") covenant not to commence any suit, action or proceeding, at law or in equity, against any of the Distributors by reason of anything relating to or arising out of the Merger, the Collateral or the Covenanting Parties' right to all or any part of the Glickman Proceeds. Without in any way limiting the generality of the foregoing, the Covenanting Parties covenant not to commence any suit, action or proceeding, at law or in equity, against any of the Distributors by reason of any of the following:

                          7.1   To the extent permitted by the
         Merger Agreement or this Agreement, the commencement of the Interpleader Action or the delivery of any or all of the Glickman Proceeds to the Court or to the Depositary Institution in lieu of payment to any of the Covenanting Parties;

                          7.2  Any disputes among the Covenanting
         Parties, or between any Covenanting Party and any person or entity not a party hereto with respect to such Covenanting Parties' interest in or entitlement to the Glickman Proceeds, including without limitation with respect to the amount, validity or priority of the Covenanting Parties' respective security interests; or

                          7.3  If any person or entity other than
         one of the Distributors defeats or subordinates a Covenanting Party's interest in the Glickman Proceeds, in whole or in part, the fact that the Obligations to such Covenanting Party were not paid in full out of the Glickman Proceeds.

                 8. If, after the Closing, any person or entity commences any suit, action or proceeding against any of the Distributors with respect to the payment of all or any part of the Glickman Proceeds to MSK, the Resolution Agent or any of the Lawyer Group pursuant to paragraph 4, above, MSK, the Resolution Agent and each of the Law Firms respectively agree, severally but not jointly, to indemnify and hold harmless each of the Distributors from and against any such suit, action or proceeding, or any damage or loss resulting therefrom (including without limitation from and against actual costs and reasonable attorneys' fees incurred in connection with the defense of such suit, action or proceeding), solely with respect to the Glickman Proceeds distributed to MSK or such Law Firm, as the case may be; PROVIDED, HOWEVER, that (i) such indemnification shall be limited to $182,228.78 in the case of MSK, shall be limited to $200,000 in the case of the Resolution Agent, and, as to any Law Firm, shall be limited to the amount of any Direct Distributions received by such Law Firm, plus any Proceeds Held in Trust delivered to such Law Firm, less any such Direct Distributions or Proceeds Held in Trust remitted by such Law Firm to Crown Crafts or to any Third Party upon a Final Determination of the Court or upon a good-faith settlement of any claim in the Interpleader Action or the Declaratory Relief Action, or interpleaded by such Law Firm in the Interpleader Action; (ii) such Law Firm shall be entitled to conduct the defense of the Distributors in connection with any such suit, action or proceeding, as to claims relating to distributions to or for the benefit of such Law Firm, and may conduct such defense, including without limitation, in the Interpleader Action or the Declaratory Relief Action, at its own expense, by itself or by other counsel selected in its reasonable discretion and approved by Crown Crafts, which approval shall not unreasonably be withheld or delayed; and (iii) the Distributors shall not settle any such suit, action or proceeding without the written consent of any Law Firm affected thereby, which consent shall not unreasonably be withheld or delayed. If a Law Firm elects to interplead all Glickman Proceeds distributable to it pursuant to paragraph 4.5.2.3, above, then it shall be exonerated and discharged from any obligations pursuant to this paragraph 8, except as to attorneys' fees and costs incurred by the Distributors in the defense of any suit, action or proceeding relating to or arising from any Direct Distributions to that Law Firm, which attorneys' fees or costs were incurred prior to interpleading such Direct Distributions.

                 9. The Glickmans warrant and represent that there are no consensual liens or consensual security interests in or to the Collateral or the Securities other than the Consensual Liens, and that, between the execution hereof and the Closing, they shall not voluntarily cause any other consensual liens or consensual security interests to be granted in or to the Collateral or the Securities, without the prior written consent of Crown Crafts and the Resolution Agent; PROVIDED, HOWEVER, that in the event there is a threat of any additional involuntary liens being placed against any of the Collateral, the Glickmans may grant, create, or assist in granting or creating, additional liens in favor of the IRS or the FTB with respect to 1995 taxes or estimated taxes payable by the Glickmans. Nothing contained herein shall preclude the Glickmans from responding to requests, notices, conduct or actions initiated by the IRS or the FTB.

                 10. MSK warrants and represents, without any duty of investigation, that, as of the date hereof, it is not aware of any liens or security interests in, to or against the Collateral or the Securities other than the Consensual Liens.
MSK agrees
that if, prior to the Closing, it becomes aware of any such liens or security interests other than the Consensual Liens, it will give written notice thereof within three business days to Crown Crafts, Red Calliope, the Lawyer Group and the Resolution Agent.

                 11. Each of MSK and Kopple agrees, severally but not jointly, that neither it nor, in the case of MSK, any partner of MSK, shall assert any claim that either the Merger Agreement or this Agreement constitutes a settlement as between the Resolution Agent and any of the Glickmans, or that the provisions of Franklin v. Kaypro Corp., 884 F.2d 1222 (9th Cir.
1989), cert. denied, 498 U.S. 890 (1990) ("Kaypro"), apply to the Merger Agreement or this Agreement. In consideration thereof, the Resolution Agent agrees that, as to any Glickman Proceeds actually received by any PMC-Related Entity (other than the portion of the Glickman Proceeds distributable to the Resolution Agent pursuant to paragraph 4.4, above), or hereafter attached by or subjected to a lien in favor of any PMC-Related Entity, in his capacity as such, and as to which such PMC-Related Entity, in his capacity as such, has obtained a judgment against Stanley Glickman, MSK and Kopple shall receive dollar-for-dollar credit therefor against any judgment against either or both of them in any pending or future litigation against either of them brought by the Resolution Agent or the additional signatories on page 24 hereof. For purposes of this paragraph 11, a "PMC-Related
Entity" shall mean and include any of: the Resolution Agent, in his capacity as such, the class of plaintiffs approved for purposes of settlement in Karatz, et al. v. Fine, et al., Case
No. CV-92-2172-WJR, in the United States District Court for the Central District of California (the "Class"), any member of the Class, in any capacity which causes him to be a member of the Class, the "New Committee" in the Chapter 11 cases of Property Mortgage Co., Inc. ("PMC") and SLGH Investments, Inc. ("SLGH"), any creditor of the estates of PMC or SLGH, in his capacity as such, or any named plaintiff in any of the following cases (the "Investor Actions") pending in Los Angeles Superior Court
("LASC") or United States District Court for the Central District of California ("USDC"): Carmel, et al. v. Glickman, et al., LASC Case No. BC 090898, Altman, et al. v. Glickman, et al., LASC Case No. BC 094624, Bass, et al. v. Glickman, et al., LASC Case No. BC 098540, Friedman, et al. v. Glickman, et al., LASC Case No. BC 103971, Abrams, et al. v. Glickman, et al., LASC Case No. BC 098875, Berman, et al. v. Glickman, et al., LASC Case No. BC 129453, Karatz, et al. v. Fine, et al., USDC Case No. CV-92-2172-WJR, Gore, et al. v. Groman, et al., LASC Case No. BC 098664.
MSK and Kopple reserve the right to assert that any agreement (other than this Agreement, the Merger Agreement, or any other agreements executed in connection with the Merger) should be treated as a settlement with the Glickmans and/or should be subject to the provisions of Kaypro, and the Resolution Agent and counsel for the plaintiffs in the Investor Actions reserve the right to assert otherwise. The provisions of this paragraph shall be of no force or effect unless counsel for the plaintiffs in the Investor Actions signs this Agreement as provided on page 24 hereof.

                 12.      This Agreement shall be governed,
construed, interpreted and enforced by the laws of the State of California without regard to choice of law provisions.

                 13.      In the event of any suit, action or
proceeding between or among any parties hereto relating to or arising out of this Agreement or the transaction contemplated hereby, the prevailing party in such suit, action or proceeding shall be entitled to recover its actual costs and reasonable attorneys' fees incurred therein; PROVIDED, HOWEVER, that the foregoing shall not affect the rules and procedures governing costs and attorneys' fees in interpleader actions, provided that such interpleader action was permitted by the Merger Agreement or this Agreement.

                 14.      All notices or other communications
required or permitted to be given to any party hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly given when received by delivery in person, by telecopy, telex or telegram or by certified mail, postage prepaid, or by an overnight courier service, addressed to such party at its address set forth on the signature page hereof.

                 15.      This Agreement, together with the
documents expressly referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter.

                 16. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                 17.      This Agreement may be executed in any
number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

                 18. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                 19.      Each party hereto shall execute and
deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

                 20.      This Agreement may be amended, modified
and supplemented only by a written document executed by all of the parties hereto.

                 21.      Whenever used in this Agreement, any
noun or pronoun shall be deemed to include both the singular and the plural and to cover all genders.

                 22.      Each individual signing this Agreement,
and any other documents executed in connection with this Agreement, whether signed individually or on behalf of any person or entity, warrants and represents that he or she has full authority to so execute the Agreement on behalf of the party or parties on whose behalf he or she so signs.


                     REST OF PAGE INTENTIONALLY LEFT BLANK

                  SIGNATURE PAGE FOLLOWS IMMEDIATELY HEREAFTER

                 IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.


                            LEONARD, DICKER & SCHREIBER


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------


                            KOPPLE & KLINGER


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------


                            STUTMAN, TREISTER & GLATT


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------


                            CHALEFF & ENGLISH

                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------

                          THE RED CALLIOPE AND ASSOCIATES, INC.


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------


                          -------------------------------------
                          NEAL FOHRMAN, as Voting Trustee pursuant to that certain Voting Trust Agreement dated as of February 13, 1992 [sic]

                 Address:
                         ---------------------------------------
                         ---------------------------------------


                          --------------------------------------
                          STANLEY GLICKMAN, individually, as
                          Trustee of the Glickman Family Trust and as a general partner of the Glickman Family Investment Partnership

                 Address:
                         ---------------------------------------
                         ---------------------------------------



                          --------------------------------------
                          CAROL GLICKMAN, individually, as Trustee of the Glickman Family Trust and as a general partner of the Glickman Family Investment Partnership

                 Address:
                         ---------------------------------------
                         ---------------------------------------

                            CROWN CRAFTS, INC.


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------


                            CC ACQUISITION CORP.


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------


                            MITCHELL SILBERBERG & KNUPP


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------





                          -------------------------------------
                          R. TODD NIELSON, in his capacity as
                          Resolution Agent of Reorganized Property
                          Mortgage Co., Inc.


                    Address:
                               -------------------------------
                               -------------------------------

                               -------------------------------
                               ROBERT MANN, in his capacity as
                               Trustee of Elliot Fine Trust A


                    Address:
                               -------------------------------
                               -------------------------------



                               ROSS, SACKS & GLAZIER


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------




                            ROBERT C. KOPPLE, A PROFESSIONAL
                            CORPORATION


                          By:
                             ----------------------------------
                            Its:
                                -------------------------------
                    Address:
                            -----------------------------------
                            -----------------------------------



                             ---------------------------------
                             ROBERT C. KOPPLE, an individual

                    Address:
                               -------------------------------
                               -------------------------------

                               THE TRUST B PARTIES, to the extent,
                               if any, they have the capacity to
                               act on behalf of Trust B:

                               -------------------------------
                               ROBERT MANN


                               -------------------------------
                               STANLEY GLICKMAN


                               -------------------------------
                               CAROL GLICKMAN


Agreed to for purposes of Paragraph 11 only.

The named plaintiffs in the following actions:
Carmel, et al. v. Glickman, et al., LASC Case No. BC 090898 Altman, et al. v. Glickman, et al., LASC Case No. BC 094624 Bass, et al. v. Glickman, et al., LASC Case No. BC 098540 Friedman, et al. v. Glickman, et al., LASC Case No. BC 103971 Abrams, et al. v. Glickman, et al., LASC Case No. BC 098875 Berman, et al. v. Glickman, et al., LASC Case No. BC 129453 Karatz, et al. v. Fine, et al., USDC Case No. CV-92-2172-WJR Gore, et al. v. Groman, et al., LASC Case No. BC 098664


By Strange & Hoey, their counsel


By
  ---------------------------
Brian Strange